EXHIBIT 99.2

E*TRADE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

          The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Dempsey & Company, LLC (“Dempsey”) by E*TRADE Group, Inc. (“E*TRADE”). The unaudited pro forma condensed combined balance sheet at September 30, 2001, referred to in this Form 8-K/A as the pro forma balance sheet, and the unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2000, for the three months ended December 31, 2000, and for the nine months ended September 30, 2001, referred to in this Form 8-K/A as the pro forma statements of operations, and together with the pro forma balance sheet, the pro forma financial statements, are presented using the purchase method of accounting to give effect to the acquisition of Dempsey and reflect the combination of consolidated historical financial data of E*TRADE and Dempsey.

          The pro forma balance sheet is derived from the unaudited financial statements of E*TRADE contained in E*TRADE’s Form 10-Q for the quarter ended September 30, 2001 and the unaudited financial statements of Dempsey for the nine months ended September 30, 2001 and is presented as if the acquisition had occurred on September 30, 2001. The unaudited pro forma condensed combined statement of operations for the fiscal year ended September 30, 2000 has been derived from the audited financial statements of E*TRADE contained in E*TRADE’s Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2000, the audited financial statements of Dempsey for the year ended December 31, 2000 and the unaudited financial statements of all other acquisitions made by E*TRADE and Dempsey subsequent to September 30, 2000 and December 31, 2000, respectively. The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2000 has been derived from the unaudited financial statements of E*TRADE contained in E*TRADE’s Form 10-QT for the quarter ended December 31, 2000, the unaudited financial statements of Dempsey for the three months ended December 31, 2000 and the unaudited financial statements of all other acquisitions made by E*TRADE and Dempsey subsequent to September 30, 2000 and December 31, 2000, respectively. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2001 has been derived from the unaudited financial statements of E*TRADE contained in E*TRADE’s Form 10-Q for the quarter ended September 30, 2001, the unaudited financial statements of Dempsey for the nine months ended September 30, 2001 and the unaudited financial statements of all other acquisitions made by E*TRADE and Dempsey subsequent to September 30, 2000 and December 31, 2000, respectively. For all statements of operations presented, the information is presented as if the acquisitions had occurred at the beginning of the periods presented. The results of operations of Dempsey for the three months ended December 31, 2000 (net revenues of $31.4 million and net income of $5.0 million) have been included in the pro forma statement of operations for the three months ended December 31, 2000 and the year ended September 30, 2000. Acquisitions, excluding Dempsey, made by E*TRADE and Dempsey since September 30, 2000 and December 31, 2000, respectively, reflected in these pro forma financial statements are the following:

Acquisition Date	Entity Acquired	Acquired By
October 2000	E*TRADE Germany AG	E*TRADE
October 2000	Private Accounts, Inc., renamed E*TRADE Advisory Services, Inc. on March 26, 2001	E*TRADE
February 2001	LoansDirect, Inc., merged into and renamed E*TRADE Mortgage Corporation on June 15, 2001	E*TRADE
May 2001	Web Street, Inc.	E*TRADE
January 2001	GVR & Company	Dempsey
January 2001	Dempsey-Blair, LLC	Dempsey
January 2001	C&A Trading	Dempsey
January 2001	KMB Company	Dempsey

          The pro forma adjustments reflected in the pro forma financial statements represent the values and amounts based upon initial estimates of the fair value of Dempsey’s assets and liabilities. The pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions been completed as of the dates indicated or of the results that may be obtained in the future.

          The pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial statements of E*TRADE included in our Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2000 and our subsequent quarterly reports on Form 10-Q.

E*TRADE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(in thousands)

	September 30, 2001
	E*TRADE	Dempsey	Adjustments		Pro Forma Combined
ASSETS
Cash and equivalents	$ 1,760,175	$11,121	$ (20,000	) B	$ 1,751,296
Cash and investments required to be segregated under Federal or other regulations	289,233	—	—		289,233
Brokerage receivables—net	2,723,398	12,282	—		2,735,680
Mortgage-backed securities	4,113,210	—	—		4,113,210
Loans receivable—net	6,301,880	—	—		6,301,880
Investments	1,268,499	10,025	—		1,278,524
Property and equipment—net	332,906	589	—		333,495
Goodwill and other intangibles	480,334	16,082	157,436	B	653,852
Other assets	759,875	691	(477	) B	760,089

Total assets	$18,029,510	$50,790	$136,959		$18,217,259

LIABILITIES & EQUITY
Liabilities:
Brokerage payables	$ 2,764,434	$ 3,988	$ —		$ 2,768,422
Banking deposits	8,027,993	—	—		8,027,993
Borrowings by bank subsidiary	3,574,168	—	—		3,574,168
Convertible subordinated notes	860,000	—	—		860,000
Accounts payable, accrued, and other liabilities	1,254,016	23,277	3,927	B	1,281,220

Total liabilities	16,480,611	27,265	3,927		16,511,803

Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding junior subordinated debentures of ETFC	54,978	—	—		54,978

Shareowners’ equity:
Preferred stock	—	—	—		—
Shares exchangeable into common stock	25	—	—		25
Common stock	3,271	—	289	B	3,560
Additional paid-in capital	1,982,872	—	157,955	B	2,140,827
Unearned ESOP shares	(780)	—	—		(780)
Shareowners’ notes receivable	(31,571)	(1,687)	—		(33,258)
Deferred stock compensation	(31,087)	—	—		(31,087)
Accumulated deficit	(268,690)	—	—		(268,690)
Members’ capital	—	25,212	(25,212	) B	—
Accumulated other comprehensive loss	(160,119)	—	—		(160,119)

Total shareowners’ equity	1,493,921	23,525	133,032		1,650,478

Total liabilities and shareowners’ equity	$18,029,510	$50,790	$136,959		$18,217,259

See notes to unaudited pro forma condensed combined financial statements.

E*TRADE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Fiscal Year 2000
	E*TRADE As Reported 9/30/00	Dempsey 12/31/00	All Other Dempsey Acquisitions	All Other E*TRADE Acquisitions	Adjustments		Pro Forma Combined
Revenues:
Transaction revenues	$ 739,078	$ —	$ —	$27,294	$(14,784	) A	$ 751,588
Interest income	960,358	1,059	1,057	8,132	—		970,606
Global and institutional	166,061	—	—	—	—		166,061
Other	107,686	152,607	68,991	23,438			352,722

Gross revenues	1,973,183	153,666	70,048	58,864	(14,784)		2,240,977
Interest expense	(600,862)	—	—	(3,944)	—		(604,806)
Provision for loan losses	(4,003)	—	—	—	—		(4,003)

Net revenues	1,368,318	153,666	70,048	54,920	(14,784)		1,632,168

Cost of services	515,571	62,590	28,932	27,608	—		634,701

Operating expenses:
Selling and marketing	521,532	37,916	15,812	17,940	(14,784	) A	578,416
Technology development	142,914	—	—	4,226	—		147,140
General and administrative	209,436	11,434	393	27,902	—		249,165
Amortization of goodwill and other intangibles	22,764	—	—	—	14,882	C	37,646
Amortization of goodwill and other intangibles	—	104	268	—	1,654	D	2,026
Acquisition related expenses	36,427	—	—	—	6,460	F	42,887

Total operating expenses	933,073	49,454	16,473	50,068	8,212		1,057,280

Total cost of services and operating expenses	1,448,644	112,044	45,405	77,676	8,212		1,691,981

Operating income (loss)	(80,326)	41,622	24,643	(22,756)	(22,996)		(59,813)

Non-operating income (expense):
Corporate interest income	17,220	—	—	—	—		17,220
Corporate interest expense	(29,535)	(741)	(81)	—	—		(30,357)
Gain on investments	211,149	—	—	—	—		211,149
Equity in losses of investments	(11,513)	—	—	—	—		(11,513)
Unrealized loss on venture funds	(736)	—	—	—	—		(736)
Other	(1,810)	—	—	925	—		(885)

Total non-operating income (expense)	184,775	(741)	(81)	925	—		184,878

Pre-tax income (loss)	104,449	40,881	24,562	(21,831)	(22,996)		125,065
Income tax expense (benefit)	85,478	—	—	(2)	17,445	E	102,921
Minority interest in subsidiary	(181)	—	—	1,030	—		849

Net income (loss)	$ 19,152	$ 40,881	$24,562	$(22,859)	$(40,441)		$ 21,295

Net income (loss) per share:
Basic	$ 0.06						$ 0.06

Diluted	$ 0.06						$ 0.06

Shares used in the computation of per share data:
Basic	301,926	28,929	—	12,416	—		343,271
Diluted	319,336	28,929	—	12,416	—		360,681

See notes to unaudited pro forma condensed combined financial statements.

E*TRADE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31, 2000
	E*TRADE As Reported 12/31/00	Dempsey 12/31/00	All Other Dempsey Acquisitions	All Other E*TRADE Acquisitions	Adjustments		Pro Forma Combined
Revenues:
Transaction revenues	$153,405	$ —	$ —	$ 4,750	$ (5,477	) A	$152,678
Interest income	337,890	228	142	2,895	—		341,155
Global and institutional	37,454	—	—	—	—		37,454
Other	40,283	31,041	9,338	7,059	—		87,721

Gross revenues	569,032	31,269	9,480	14,704	(5,477)		619,008
Interest expense	(233,619)	—	—	(1,565)	—		(235,184)
Provision for loan losses	(1,647)	—	—	—	—		(1,647)

Net revenues	333,766	31,269	9,480	13,139	(5,477)		382,177

Cost of services	133,260	10,579	5,070	5,840	—		154,749

Operating expenses:
Selling and marketing	97,940	13,376	2,561	2,555	(5,477	) A	110,955
Technology development	29,161	—	—	1,594	—		30,755
General and administrative	57,901	1,951	96	6,728	—		66,676
Amortization of goodwill and other intangibles	7,811	—	—	—	2,548	C	10,359
Amortization of goodwill and other intangibles	—	95	67	—	344	D	506
Acquisition related expenses	784	—	—	—	940	F	1,724

Total operating expenses	193,597	15,422	2,724	10,877	(1,645)		220,975

Total cost of services and operating expenses	326,857	26,001	7,794	16,717	(1,645)		375,724

Operating income (loss)	6,909	5,268	1,686	(3,578)	(3,832)		6,453

Non-operating income (expense):
Corporate interest income	7,061	—	—	—	—		7,061
Corporate interest expense	(11,211)	(285)	(64)	—	—		(11,560)
Gain on investments	3,582	—	—	—	—		3,582
Equity in losses of investments	(61)	—	—	—	—		(61)
Unrealized loss on venture funds	(6,158)	—	—	—	—		(6,158)
Fair value adjustments of financial derivatives	4,668	—	—	—	—		4,668
Other	(1,561)	—	—	—	—		(1,561)

Total non-operating expense	(3,680)	(285)	(64)	—	—		(4,029)

Pre-tax income (loss)	3,229	4,983	1,622	(3,578)	(3,832)		2,424
Income tax expense	1,905	—	—	4	1,211	E	3,120
Minority interest in subsidiary	(112)	—	—	—	—		(112)

Income (loss) before cumulative effect of change in accounting principle, net of tax	1,436	4,983	1,622	(3,582)	(5,043)		(584)
Cumulative effect of change in accounting principle, net of tax	(83)	—	—	—	—		(83)

Net income (loss)	$ 1,353	$ 4,983	$1,622	$ (3,582)	$ (5,043)		$ (667)

Income (loss) per share before cumulative effect of change in accounting principle:
Basic	$ 0.00						$ (0.00)

Diluted	$ 0.00						$ (0.00)

Net income (loss) per share:
Basic	$ 0.00						$ (0.00)

Diluted	$ 0.00						$ (0.00)

Shares used in the computation of per share data:
Basic	311,413	28,929	—	12,057	—		352,399
Diluted	321,430	28,929	—	12,057	(10,117	) G	352,399

See notes to unaudited pro forma condensed combined financial statements.

E*TRADE GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2001
	E*TRADE As Reported 9/30/01	Dempsey 9/30/01	All Other Dempsey Acquisitions	All Other E*TRADE Acquisitions	Adjustments		Pro Forma Combined
Revenues:
Transaction revenues	$ 316,753	$ —	$ —	$ 7,002	$(17,589	) A	$306,166
Interest income	900,891	810	22	1,918	—		903,641
Global and institutional	111,704	—	—	—	—		111,704
Other	218,144	67,768	3,930	3,529	—		293,371

Gross revenues	1,547,492	68,578	3,952	12,449	(17,589)		1,614,882
Interest expense	(614,473)	—	—	(372)	—		(614,845)
Provision for loan losses	(3,099)	—	—	—	—		(3,099)

Net revenues	929,920	68,578	3,952	12,077	(17,589)		996,938

Cost of services	433,412	36,244	2,555	9,176	—		481,387

Operating expenses:
Selling and marketing	199,365	24,948	746	1,269	(17,589	) A	208,739
Technology development	66,583	—	—	3,129	—		69,712
General and administrative	177,398	9,290	10	8,312	—		195,010
Amortization of goodwill and other intangibles	28,442	—	—	—	5,450	C	33,892
Amortization of goodwill and other intangibles	—	816	22	—	681	D	1,519
Acquisition related expenses	5,904	2,549	—	—	1,200	F	9,653
Facility restructuring and other nonrecurring charges	227,249	—	—	—	—		227,249

Total operating expenses	704,941	37,603	778	12,710	(10,258)		745,774

Total cost of services and operating expenses	1,138,353	73,847	3,333	21,886	(10,258)		1,227,161

Operating income (loss)	(208,433)	(5,269)	619	(9,809)	(7,331)		(230,223)

Non-operating income (expense):
Corporate interest income	17,755	—	—	—	—		17,755
Corporate interest expense	(39,284)	(552)	—	—	—		(39,836)
Loss on investments	(48,038)	—	—	—	—		(48,038)
Equity in losses of investments	(6,231)	—	—	—	—		(6,231)
Unrealized loss on venture funds	(34,075)	—	—	—	—		(34,075)
Fair value adjustments of financial derivatives	(4,703)	—	—	—	—		(4,703)
Other	(830)	—	—	—	—		(830)

Total non-operating expense	(115,406)	(552)	—	—	—		(115,958)

Pre-tax income (loss)	(323,839)	(5,821)	619	(9,809)	(7,331)		(346,181)
Income tax benefit	(45,368)	—	—	—	(6,004	) E	(51,372)
Minority interest in subsidiary	(16)	—	—	—	—		(16)

Income (loss) before extraordinary gain on early extinguishment of debt, net of tax	(278,455)	(5,821)	619	(9,809)	(1,327)		(294,793)
Extraordinary gain on early extinguishment of debt, net of tax	15,320	—	—	—	—		15,320

Net income (loss)	$ (263,135)	$ (5,821)	$ 619	$ (9,809)	$ (1,327)		$(279,473)

Loss per share before extraordinary gain on early extinguishment of debt:
Basic	$ (0.86)						$ (0.81)

Diluted	$ (0.86)						$ (0.81)

Net loss per share:
Basic	$ (0.81)						$ (0.77)

Diluted	$ (0.81)						$ (0.77)

Shares used in the computation of per share data:
Basic	323,833	28,929	—	12,408	—		365,170
Diluted	323,833	28,929	—	12,408	—		365,170

See notes to unaudited pro forma condensed combined financial statements.

E*TRADE GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(A)	Elimination of inter-company transactions between Dempsey and E*TRADE Securities, Inc., a wholly owned subsidiary of E*TRADE.

(B)
The unaudited pro forma condensed combined financial statements reflect the recording of entries required under the purchase method of accounting. The acquisitions of all other E*TRADE acquisitions presented in this Form 8-K/A are presented pursuant to Accounting Principles Board (“APB”) Opinion Nos. 16 and 17 since they were completed prior to July 1, 2001. The acquisition of Dempsey is presented pursuant to Statement of Financial Accounting Standards (“SFAS”) Nos. 141 and 142, which supersede APB Nos. 16 and 17, since it was completed after June 30, 2001. Accordingly, the estimated goodwill associated with the Dempsey acquisition is not being amortized in the accompanying pro forma financial statements. On October 1, 2001, E*TRADE acquired Dempsey, an Illinois limited liability company, which is a privately-held specialist and market-making firm. Under the terms of the agreement, 1.098 shares of E*TRADE common stock were exchanged for outstanding membership interests of Dempsey at the closing date of the acquisition, resulting in the issuance of approximately 28.9 million shares of E*TRADE’s common stock.

          The total purchase price of the Dempsey acquisition is as follows (in thousands):

Common stock	$158,244
Cash	20,000
Transaction costs	3,927

Total consideration	$182,171

The preliminary purchase price allocation, which is subject to change based on E*TRADE’s final analysis, is as follows (in thousands):

Preliminary Purchase Price Allocation:

Tangible assets	$ 35,539
Goodwill	113,578
Specialist books	59,800
Internal use software	130
Exchange membership	210
Liabilities assumed	(27,086)

Total consideration	$182,171

(C)	To record amortization of goodwill and identifiable intangibles related to all other E*TRADE acquisitions.

(D)
To record amortization of identifiable intangibles related to Dempsey based on the fair value assigned under SFAS No. 141, principally specialist books, which is being amortized over a 30 year estimated useful life.

(E)
To record tax benefit not previously recorded for U.S. entities in a loss position and to record tax expense (benefit) on Dempsey’s income (loss), which had not been previously recorded. Dempsey had not previously recorded tax expense (benefit), since it was organized as a limited liability company and treated as a partnership for tax purposes.

(F)	To record certain compensation arrangements negotiated in connection with the Dempsey acquisition.

(G)
Because a net loss was reported for the three months ended December 31, 2000 on a pro forma combined basis, the calculation of diluted net loss per share does not include E*TRADE’s common stock equivalents, as they are anti-dilutive and would result in a reduction of the pro forma combined net loss per share.